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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    _________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                    _________

                                November 11, 2004
                Date of Report (Date of earliest event reported)



                           THE FLAMEMASTER CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


NEVADA                                0-2172                        95-2018730
------                             ------------                   --------------
(state or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)                   Identification
 incorporation)                                                      Number)


                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (818) 982-1650
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 (818) 765-5603
               ---------------------------------------------------
               (Registrant's facsimile number including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING

Flamemaster Corporation (NASDAQ "FAMED") announced on November 10, 2004 that it has filed an appeal of the NASDAQ Staff Determination letter dated November 4, 2004 regarding delisting of its common stock. This determination letter was previously reported to the SEC on Form 8K dated November 5, 2004.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 FLAMEMASTER CORPORATION
                                                 ------------------------------
                                                          (Registrant)

Date:   November 11, 2004
                                                 JOSEPH MAZIN
                                                 ------------------------------
                                                           (Signature)
                                                 Joseph Mazin, President and
                                                 Chairman and Chief Executive
                                                 Officer